RETURN TO AFTER RECORDING:

LandAmerica National Commercial Services
450 S. Orange Avenue, Suite 170
Orlando, Florida 32801
Attn:  Keren Baki


PREPARED BY:

Dale A. Burket, Esquire
Lowndes, Drosdick, Doster,
Kantor & Reed, P.A.              SPACE   ABOVE  THIS   LINE   FOR
215 North Eola Drive             RECORDER'S USE
P. O. Box 2809
Orlando, Florida 32802



             ASSIGNMENT AND ASSUMPTION OF LEASE AND
        UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

      THIS ASSIGNMENT AND ASSUMPTION OF LEASE AND UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE ("Assignment") is effective as of the 28 day of August, 2001, between CNL RESTAURANT INVESTORS PROPERTIES, LLC, a Delaware limited liability company ("Assignor"), and AEI INCOME & GROWTH FUND 23 LLC, A MINNESOTA LIMITED LIABILITY COMPANY, AS TO AN UNDIVIDED SIXTY PERCENT (60%) AND AEI PRIVATE NET LEASE MILLENNIUM FUND LIMITED PARTNERSHIP, A MINNESOTA LIMITED PARTNERSHIP, AS TO AN UNDIVIDED FORTY PERCENT (40%), AS TENANTS IN COMMON ("Assignee"), under the following circumstances:

      A. Assignor is the Landlord with respect to that certain Lease Agreement between CNL Restaurant Investors Properties, LLC, a Delaware limited liability company and Franchise Associates, Inc., a Minnesota corporation, dated February 20, 2001 (the "Lease"), as evidenced by Memorandum of Lease dated February 20, 2001, filed of record May 29, 2001, as Document No. 372297, Office of the Registrar of Titles, Anoka County, Minnesota, whereby Assignor leased to Franchise Associates, Inc., a Minnesota corporation, that certain property known as Arby's, Site # 6910, 3885 124th Avenue NW, Coon Rapids, MN 55433, more particularly described on the attached Exhibit "A";

       B. Assignor is the beneficiary of that certain Unconditional Guaranty of Payment and Performance executed by RTM, Inc., a Georgia corporation; RTM Partners, Inc., a Georgia corporation; RTM Acquisition Company, L.L.C., a Georgia limited liability company; and RTM Management Company, L.L.C., a Georgia limited liability company, dated February 20, 2001 (the "Guaranty") and to and for the benefit of CNL Restaurant Investors Properties, LLC, a Delaware limited liability company; and

       C. Assignor desires to assign to Assignee all of Assignor's right, title and interest in, to and under the Lease and the Guaranty, and Assignee desires to assume all of Assignor's obligations under the Lease arising after the date of this Assignment.

      NOW, THEREFORE, for the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

      1. Assignor assigns to Assignee all right, title and interest of the Landlord in, to and under the Lease, and Assignee assumes and agrees to perform all of the obligations of Assignor under the Lease first arising from and after the date of this Agreement.

      2. Assignor represents and warrants that Assignor holds all such right, title and interest of Landlord under the Lease, has the right to convey it to Assignee, that such right, title and interest are unencumbered by Assignor, that the Lease is in full force and effect, and that, to Assignor's actual knowledge, neither the Landlord nor the Tenant is in material default of any of its obligations under the Lease, nor has any event occurred which, with notice, the passage of time, or both, could constitute a material default under the Lease.

      3. Assignor hereby agrees to indemnify Assignee against, and hold Assignee harmless from, any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, first arising or accruing prior to the date hereof in connection with Assignor's performance or observance of, or the failure to perform or observe, any agreement or obligation of Assignor arising under the Lease. Assignee hereby agrees to indemnify Assignor against, and hold Assignor harmless from, any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, arising or accruing as of or subsequent to the date hereof in connection with Assignee' performance or observation of, or failure to perform or observe any agreement or obligation arising under the Lease hereby assumed by Assignee.

      4. Pursuant to paragraph 10 of that certain Unconditional Guaranty of Payment and Performance dated as of February 20, 2001, to and for the benefit of CNL Restaurant Investors Properties, LLC (the "Guaranty"), the Guaranty shall apply and is hereby assigned to and for the benefit of the Assignee.

                    [Signatures on Next Page]



     SIGNED as of the date first written above.

                                        "ASSIGNOR"

Signed, Sealed and Delivered
In the presence of:              CNL     RESTAURANT     INVESTORS
                                 PROPERTIES,  LLC,   a   Delaware
                                 limited liability company
  /s/ Catherine Walker
Name: Catherine Walker           BY:  CNL   RESTAURANT  INVESTORS
                                      PROPERTIES,     INC.,     a
                                      Delaware  corporation,   as
  /s/ Peter J Behr                    Managing Member
Name: Peter J Behr
                                 By: /s/ Robert W. Chapin
                                 Name:   Robert W Chapin
                                 Title:  President


STATE OF FLORIDA
COUNTY OF ORANGE

     The foregoing was acknowledged before me this 27 day of August, 2001, by Robert W Chapin as President of CNL RESTAURANT INVESTORS PROPERTIES, INC., a Delaware corporation, as Managing Member of CNL RESTAURANT INVESTORS PROPERTIES, LLC, a Delaware limited liability company, on behalf of the corporation and limited liability company.


/s/ Emma R Rullan
Notary Public, State of Florida

Printed Name: Emma R Rullan             [notary seal]
Notary Commission No.
My Commission Expires:

                                        "ASSIGNEE"

Signed, Sealed and Delivered     AEI Income  &  Growth  Fund   23
In the presence of:                   LLC,  a  Minnesota  limited
                                      liability company

  /s/ Sarah Blazier              By:  AEI  Fund  Management  XXI,
Name: Sarah Blazier                   Inc.,      a      Minnesota
                                      corporation,  as   Managing
                                      Member
  /s/ Angela Terryll
Name: Angela Terryll
                                 By:  /s/ Robert P Johnson
                                          Robert P. Johnson, President



STATE OF Minnesota
COUNTY OF Ramsey

      The foregoing was acknowledged before me this 27 day of August, 2001, by Robert P. Johnson, as President of AEI Fund Management XXI, Inc., a Minnesota corporation as managing member of AEI Income & Growth Fund 23 LLC, a Minnesota limited liability company, on behalf of said corporation and limited liability company.



/s Michael B Daugherty
Notary Public, State of Minnesota                 [notary seal]

Printed Name: Michael B Daugherty
Notary Commission No.
My Commission Expires: Jan 31, 2005


Signed, Sealed and Delivered          AEI  Private   Net    Lease
In the presence of:                   Millennium   Fund   Limited
                                      Partnership,  a   Minnesota
                                      limited partnership
  /s/ Debra L Achman
Name: Debra L Achman             By:  AEI  Fund Management XVIII,
                                      Inc.,      a      Minnesota
                                      corporation,   as   General
  /s/ Brent D Cook                    Partner
Name: Brent D Cook

                                 By:  /s/ Robert P Johnson
                                          Robert P. Johnson, President



STATE OF Minnesota
COUNTY OF Ramsey

      The foregoing was acknowledged before me this 27th day of August, 2001, by Robert P. Johnson, as President of AEI Fund Management XVIII, Inc., a Minnesota corporation as general partner of AEI Private Net Lease Millennium Fund Limited Partnership, a Minnesota limited partnership, on behalf of said corporation and limited partnership.



/s/ Michael B Daugherty
Notary Public, State of Minnesota

Printed Name:                                [notary seal]
Notary Commission No.
My Commission Expires:


                           EXHIBIT "A"

                        Legal Description

Lot 2, Block 1, Riverdale Commons Fourth Addition, together with appurtenant easements created pursuant to Reciprocal Easement
Agreement and Consent, Document No. 275288, as amended and
Operation and Easement Agreement, Document No. 303551, as amended.